UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2012

NIMIN ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

ALBERTA, CANADA	000-54162	61-1606563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NiMin Energy Corp.

1160 Eugenia Place, Suite 100

Carpinteria, California 93013

(Address of Principal Executive Offices,

Including Zip Code)

Registrant’s telephone number, including area code: Tel: 805.566.2900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On April 24, 2012, NiMin Energy Corp. (the “Company” or “NiMin”) and its wholly-owned subsidiary, Legacy Energy, Inc. (“Legacy”), entered into a Purchase and Sale Agreement (the “Wyoming Purchase and Sale Agreement”) with Breitburn Operating L.P., a Delaware limited partnership (“Wyoming Purchaser”), providing for the sale by Legacy of its assets in Wyoming’s Big Horn Basin (the “Wyoming Assets”). The Wyoming Purchase and Sale Agreement was approved by the Company’s Board of Directors (the “Board”). Capitalized terms used herein and not otherwise defined have the meanings ascribed in the Wyoming Purchase and Sale Agreement.

Purchase Price. The total consideration for the purchase, sale and conveyance of the Wyoming Assets, as more specifically described in the Wyoming Purchase and Sale Agreement, is the of the sum of US$98,050,000 in cash, subject to adjustments (“Wyoming Purchase Price”), including increases to the Wyoming Purchase Price for title benefits, certain paid taxes and proceeds from sales of hydrocarbons produced and saved prior to the Wyoming Effective Time (as defined below) and decreases to the Wyoming Purchase Price for allocated values of those assets comprising the Wyoming Assets not conveyed at closing due to failure to obtain a consent or preferential right, title defects, certain unpaid taxes and proceeds from sales of hydrocarbons produced and saved after the Wyoming Effective Time. “Wyoming Effective Time” means, if the transactions contemplated by the Wyoming Purchase and Sale Agreement are consummated in accordance with the terms and provisions of the Wyoming Purchase and Sale Agreement, the ownership of the Wyoming Assets will be transferred from Legacy to the Wyoming Purchaser on the closing date of the transaction, and effective as of 7:00 a.m. local time where the Wyoming Assets are located on April 1, 2012.

Representations and Warranties. The Wyoming Purchase and Sale Agreement contains a number of customary mutual representations and warranties of Legacy and NiMin to the Wyoming Purchaser and of the Wyoming Purchaser to Legacy and NiMin, relating to, among other things: existence, including corporate organization, qualification and good standing; legal power and right to enter into and perform the Wyoming Purchase and Sale Agreement and the transactions contemplated thereby; consummation of transactions contemplated by the Wyoming Purchase and Sale Agreement does not violate or conflict with governing documents, material agreements, any judgment, order, ruling or decree applicable to such party and applicable law; authorization, execution, delivery and enforceability of the Wyoming Purchase and Sale Agreement; broker’s and finder’s fees; no bankruptcy, reorganization or arrangement proceedings; and no material suit, action claim, investigation or inquiry threatened.

The Wyoming Purchase and Sale Agreement contains additional representations and warranties of Legacy and NiMin to the Wyoming Purchaser, relating to, among other things: rentals, royalties and other certain payments paid, except those amounts in suspense; tax matters, including the filing of tax returns and the absence of pending tax claims or ongoing proceedings; absence of material breach or material default under leases, easements and material contracts; conveyance of Wyoming Assets free and clear of liens, mortgages and encumbrances except as permitted under the Wyoming Purchase and Sale Agreement; no well imbalances associated with the Wyoming Assets except as set forth in the Wyoming Purchase and Sale Agreement; execution and delivery of the Wyoming Purchase and Sale Agreement does not conflict with or breach governing documents, render void terms and conditions of any agreement to which Legacy is a party to, result in default pertaining to the Wyoming Assets and agreements thereto, or violate certain consents or preferential rights; no consents, approvals, authorization or permits required for or in connection with the execution and delivery of the Wyoming Purchase and Sale Agreement by Legacy or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated thereby by Legacy except as set out therein; compliance with laws; permits; absence of wells that Legacy is obligated to plug and abandon; no outstanding authorities to conduct any operations or expenditures with respect to the

Wyoming Assets binding on Legacy, and binding on the Wyoming Purchaser after closing of the Wyoming Sale, in excess of $50,000 per item; status of Legacy not an “investment company”; material compliance with environmental laws; disclosed payout allocation of rights pertaining to any wells; and disclosed funds held in suspense by Legacy to be transferred to the Wyoming Purchaser at closing.

Additionally, the Purchase and Sale Agreement also contains further representations and warranties of the Wyoming Purchaser to Legacy and NiMin, relating to, among other things: qualification to own and operate the Wyoming Assets; acquisition of the Wyoming Assets for the Wyoming Purchaser’s own account; sufficient financial resources; satisfaction with due diligence investigation; and no consents to enter into and performance by the Wyoming Purchaser of the Wyoming Purchase and Sale Agreement.

The representations and warranties of the Company contained in the Wyoming Purchase and Sale Agreement have been made solely for the benefit of the Wyoming Purchaser. In addition, such representations and warranties (a) have been made only for purposes of the Wyoming Purchase and Sale Agreement, (b) may be qualified by disclosures made to Wyoming Purchaser in connection with the Wyoming Purchase and Sale Agreement, (c) are subject to materiality qualifications contained in the Wyoming Purchase and Sale Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Wyoming Purchase and Sale Agreement or such other date as is specified in the Wyoming Purchase and Sale Agreement and (e) have been included in the Wyoming Purchase and Sale Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Wyoming Purchase and Sale Agreement is included with this filing only to provide investors with information regarding the terms of the Wyoming Purchase and Sale Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Wyoming Purchase and Sale Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Wyoming Purchase and Sale Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, proxy statements and other documents that the Company files with the Securities and Exchange Commission.

Conditions to Completion of the Wyoming Sale. The Wyoming Purchase and Sale Agreement contains conditions precedent to the obligations of Legacy and the Company to complete the transaction, including:

•	The representations and warranties of the Wyoming Purchaser are true and correct in all material respects on the closing date of the Wyoming Sale;

•

Wyoming Purchaser will have performed, in all material respects, the obligations, covenants and agreements contained in the Wyoming Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the Wyoming Sale;

•	No suit, action or other proceeding is pending or threatened;

•	The Wyoming Purchaser will have delivered to Legacy the Wyoming Purchase Price pursuant to the Wyoming Purchase and Sale Agreement;

•

The Wyoming Purchaser will have executed, acknowledged and delivered, as appropriate, to Legacy all closing documents as required under the Wyoming Purchase and Sale Agreement (including an officer’s certificate and assignment); and

•	The Company’s shareholders shall have approved the transaction.

The Wyoming Purchase and Sale Agreement contains conditions precedent to the obligations of the Wyoming Purchaser to complete the transaction, including:

•	The representations and warranties of Legacy and NiMin are true and correct in all material respects on the closing date of the Wyoming Sale;

•

Legacy and NiMin will have performed, in all material respects, the obligations, covenants and agreements contained in the Wyoming Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the Wyoming Sale;

•	No suit, action or other proceeding is pending or threatened;

•

Legacy and NiMin will have executed, acknowledged and delivered, as appropriate, to the Wyoming Purchaser all closing documents as required under the Wyoming Purchase and Sale Agreement (including an assignment, letters to purchasers of production, officer’s certificate, certificate of non-foreign status of Legacy, change of operator forms, releases relating to security, if any, affecting the Wyoming Assets, and financial statements); and

•	The Company’s shareholders shall have approved the transaction.

Covenants and Operation of the Wyoming Assets. Covenants are provided by the parties in reference to: operations after the Wyoming Effective Time; limitations on the operational obligations and liabilities of Legacy; the meeting of the Company’s shareholders to consider the proposal to approve the sale of substantially all of the Company’s assets; required approvals; the operation of the Wyoming Assets after the closing of the Wyoming Sale; casualty loss, operatorship, records, administrative duties and other obligations, no-shop provisions and support agreement.

No-Shop and Termination Fee. Legacy and NiMin are subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding the limitations of the no-shop provisions, prior to the receipt of the Stockholder Approval, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to unsolicited alternative acquisition proposals that the Board has determined are or could reasonably be expected to lead to a Superior Proposal. A “Superior Proposal” is an acquisition proposal that the Board has determined is reasonably capable of being consummated and, if consummated, would result in a transaction more favorable from a financial point of view to the Company and Legacy (taken as a whole) or the Company’s shareholders than the transactions contemplated by the Wyoming Purchase and Sale Agreement taking into account any adjustments offered by Wyoming Purchaser. The Wyoming Purchase and Sale Agreement provides Wyoming Purchaser a customary right to match a Superior Proposal.

The Wyoming Purchase and Sale Agreement also provides for a $5 million termination fee payable to the Wyoming Purchaser in certain circumstances, including if the Company’s shareholders do not approve the proposal for the sale of substantially all of the Company’s assets and if an Acquisition Proposal that constitutes a Superior Proposal is accepted or approved.

Support Agreement. Concurrently with the signing of the Wyoming Purchase and Sale Agreement, Legacy delivered to the Wyoming Purchaser an executed support agreement in the form attached to the Wyoming Purchase and Sale Agreement from each of the required officers and directors.

Survival. The representations, warranties, covenants and obligations of Legacy under the Wyoming Purchase and Sale Agreement will not survive the closing. The representations, warranties, covenants and obligations of NiMin will survive the closing for 90 days only. Any claims for breach of representation or warranty properly raised prior to the expiration of such period will survive until such claim and the payment and the indemnity with respect thereto are resolved.

Termination Events. The Wyoming Purchase and Sale Agreement may be terminated at any time at or prior to the closing of the Wyoming Sale, by way of certain termination events including the following:

•	by mutual written consent of the parties;

•

by Legacy or the Wyoming Purchaser if the closing has not occurred before June 27, 2012, or under certain circumstances, on or before 90 days from the execution of the Wyoming Purchase and Sale Agreement;

•

by either party if any governmental authority shall have issued an order, judgment or decree or taken any other action challenging, delaying, restraining, enjoining, prohibiting or invalidating the consummation of any of the transactions contemplated by the Wyoming Purchase and Sale Agreement;

•

by either party if the aggregate amount of all Wyoming Purchase Price adjustments with respect to uncured title defects plus environmental defect values exceeds fifteen percent (15%) of the Wyoming Purchase Price;

•

by the Wyoming Purchaser if Shareholder approval for the sale of substantially all of the Company’s assets is not obtained or if Legacy accepts, approves, recommends or enters into an agreement to implement an Acquisition Proposal, in which case Legacy must within one business day after termination, pay to the Wyoming Purchaser a fee of $5,000,000;

•

by Legacy if NiMin, Legacy or the Board, as applicable, accepts, approves, recommends or enters into an agreement to implement an Acquisition Proposal that constitutes a Superior Proposal and concurrently therewith Legacy pays to the Wyoming Purchaser a fee of $5,000,000, provided that NiMin and Legacy have complied with no-shop obligations pursuant to the Wyoming Purchase and Sale Agreement;

Indemnification. The Wyoming Purchase and Sale Agreement sets out certain indemnifications in favor of Legacy from claims relating to or arising out of certain assumed obligations and any breach by the Wyoming Purchaser relating to any of the Wyoming Purchaser’s representations and warranties and certain indemnifications in favor of the Wyoming Purchaser for breach by Legacy of Legacy’s representations and warranties non-environmental and environmental claims.

Reasonable Commercial Efforts. Each party must use its respective reasonable commercial efforts to take or cause to be taken all actions, and do or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary to consummate and make effective the transactions contemplated by the Wyoming Purchase and Sale Agreement.

Governing Law. The Wyoming Purchase and Sale Agreement is governed by and construed in accordance with the laws of the State of Wyoming, with the parties agreeing to venue in Park County, Wyoming.

A copy of the Wyoming Purchase and Sale Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed sale of assets and the subsequent liquidation and dissolution of the Company. In connection with the proposed transaction, the Company intends to file a management information circular/proxy statement (the “Circular”) and other relevant materials with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE CIRCULAR, WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Circular and other documents filed by the Company with the Securities and Exchange Commission (when available) at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.niminenergy.com. The Circular and other relevant materials (when available) may also be obtained for free from the Company by directing a request to NiMin Energy Corp., 1160 Eugenia Place, Suite 100, Carpinteria, California USA 93013; telephone (805) 566-2900. The contents of the websites referenced above are not deemed to be incorporated by reference into the Circular.

Participants in Solicitation:

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transactions. Information concerning the interests of the Company’s participants in the solicitation is, and will be, set forth in the Company’s Circular and Annual Reports on Form 10-K, previously or in the future filed with the Securities and Exchange Commission, and in the Circulars relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov and from the Company at http://www.niminenergy.com, or by directing a request to NiMin Energy Corp., 1160 Eugenia Place, Suite 100, Carpinteria, California USA 93013; telephone (805) 566-2900.

Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements and information (“forward-looking statements”), as defined by the Private Securities Litigation Reform Act of 1995, and within the meaning of other applicable securities laws regarding the sale of assets, the preparation and mailing of the Circular, the approval of matters to be presented to shareholders at an annual and special meeting (the “Meeting”), the timing of the Meeting, the liabilities of the

Company, the net proceeds available for distribution, the dissolution of Legacy and NiMin and the distribution of funds to shareholders. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Although NiMin believes that the expectations reflected in its forward-looking statements are reasonable, such statements have been based upon currently available information to NiMin. Such statements are subject to known and unknown risks, uncertainties and other factors that could influence actual results or events and cause actual results or events to differ materially from those stated, anticipated or implied in forward-looking statements. Risks include, but are not limited to: receipt of all required regulatory and shareholder approvals, satisfaction of the conditions to the sale of the Wyoming Assets and the sale of the Company’s assets in California’s San Joaquin Basin, changes in tax laws, the ability to liquidate the remaining assets of the Company, the ability to dissolve Legacy and NiMin and the risks associated with the oil and gas industry. The risks, uncertainties, material assumptions and other factors that could affect actual results are discussed in more detail in our Annual Information Form/Annual Report on Form 10-K and other documents available at www.sedar.com and www.sec.gov. Readers are cautioned to not place undue reliance on forward-looking statements. The statements in this press release are made as of the date of this release, and, except as required by applicable law, NiMin does not undertake any obligation to publicly update or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained in this document are expressly qualified by this cautionary statement. NiMin undertakes no obligation to comment on analyses, expectations or statements made by third-parties in respect of the NiMin or the transactions discussed herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Purchase and Sale Agreement among Legacy Energy, Inc., NiMin Energy Corp. and Breitburn Operating L.P. dated April 24, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIMIN ENERGY CORP.
(Registrant)

April 30, 2012	/s/ Clarence Cottman, III

Clarence Cottman, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement among Legacy Energy, Inc., NiMin Energy Corp. and Breitburn Operating L.P. dated April 24, 2012